UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2015, Alliance One International, Inc. (the “Company”) filed with the Virginia State Corporations Commission Articles of Amendment of its Amended and Restated Articles of Incorporation (the “Articles of Amendment”) to effect its recently announced 1:10 reverse split of its common stock. The Articles of Amendment become effective at 11:59 p.m., Eastern time on June 26, 2015 (the “Effective Time”) and provide that:

•	as of the Effective Time every ten shares of issued and outstanding the Company’s common stock will be automatically combined into one issued and outstanding share of common stock; and

•	no fractional shares shall be issued as a result of such reclassification, and a holder of record of common stock at the Effective Time who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive one full share of common stock.

The Articles of Amendment are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

On June 24, 2015, the Board of Directors of the Company approved, effective as of that date, an amendment to the Company’s bylaws to decrease the size of the Company’s Board of Directors from 11 to 10 upon the commencement of the annual meeting of shareholders held in 2015. The Company’s amended and restated bylaws are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 8.01	Other Events

In connection with the above-described reverse split of the Company’s common stock, the Company has adopted a new form of certificate to evidence its common stock following the Effective Time. Such form of certificate bears the CUSIP number assigned to the Company’s common stock after the Effective Time (CUSIP No. 018722 301) and is filed as Exhibit 4.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1 –	Articles of Amendment of the Amended and Restated Articles of Incorporation of Alliance One International, Inc. dated June 24, 2015

Exhibit 3.2 –	Amended and Restated Bylaws of Alliance One International, Inc.

Exhibit 4.1 –	Form of certificate of common stock of Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2015

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Articles of Amendment of the Amended and Restated Articles of Incorporation of Alliance One International, Inc. dated June 24, 2015

3.2	Amended and Restated Bylaws of Alliance One International, Inc.

4.1	Form of certificate of common stock of Alliance One International, Inc.

4